                                                       SCHEDULE TO EXHIBIT 10.19



                          MORRISON KNUDSEN CORPORATION

                     SCHEDULE OF INDEMNIFICATION AGREEMENTS


               Name                 Date of Agreement
               ----                 -----------------

         David H. Batchelder      September 12, 1996
         Douglas L. Brigham       September 12, 1996
         Anthony S. Cleberg       May 5, 1997
         Frank S. Finlayson       July 29, 1997
         Darrol N. Groven         September 12, 1996
         Stephen G. Hanks         September 12, 1996
         Alvia L. Henderson       September 12, 1996
         Leonard R. Judd          September 12, 1996
         William C. Langley       September 12, 1996
         James E. McCallum        October 1, 1996
         Robert S. Miller, Jr.    September 12, 1996
         Dorn Parkinson           September 12, 1996
         Terry W. Payne           September 12, 1996
         John D. Roach            September 12, 1996
         Charles W. Simpson       September 12, 1996
         Robert A. Tinstman       September 12, 1996
         Dennis R. Washington     September 12, 1996
         Thomas H. Zarges         September 12, 1996
